IN THE UNITED STATES DISTRICT COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA

SECURITIES AND EXCHANGE COMMISSION                 CIVIL ACTION NO.
Plaintiff,                                         198-cv-0803

v.

INTERNATIONAL HERITAGE, INC.,
STANLEY H. VAN ETTEN,
CLAUDE W. SAVAGE,
LARRY G. SMITH and
INTERNATIONAL HERITAGE, INCORPORATED,
a Nevada corporation,
Defendants.

                 COMPLAINT FOR INJUNCTIVE AND OTHER RELIEF

     It appears to Plaintiff, Securities and Exchange Commission ("Commission"), and it alleges that:
          1. The Plaintiff brings this action to enjoin violations of the federal securities laws by International Heritage, Inc., ("IHI"), Stanley H. Van Etten ("Van Etten"), Claude W. Savage ("Savage"), Larry G. Smith ("Smith") and International Heritage, Incorporated, a Nevada corporation ("Heritage Incorporated").
     This case involves a massive ongoing pyramid scheme which, to date, has raised at least $150 million from over 150,000 investors nationwide. The interests in the pyramid scheme are securities. No registration statement has been filed with the Commission in connection with the sales. The defendants have been selling the securities by means of misrepresentations and omissions of material fact necessary to make statements made not misleading.
     In addition to selling interests in the pyramid scheme, between July 17, 1997 and November 1, 1997, the defendants sold $5 million in notes convertible into shares of IHI common stock. The defendants knowingly misrepresented IHIs financial condition to investors and concealed the fact that IHI was operating a pyramid scheme.
     Finally, on March 6, 1998, IHI entered into a reverse merger with a publicly traded shell company, Kara International, Inc. ("Kara"). IHI became a majority owned subsidiary of Kara, and Kara's name was changed to International Heritage, Incorporated. The Form 8-K filed with the Commission by Heritage Incorporated made misrepresentations concerning the nature of IHI s business and concealing the fact that IHI was operating a pyramid scheme.
     2. Defendants IHI, Van Etten, Savage and Smith, by virtue of their conduct, directly and indirectly, have engaged, and unless enjoined will engage, in transactions, acts, practices, and courses of business that have constituted and will constitute violations of Sections (9a), 5(c) and 17(a) of the Securities Act of 1933 ("Securities Act") [15 U.S.C. 77e(a), 77e(c) and 77q(a)}, and Section 10(b) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. 78j(b)] and Rule 10b-5 [17 C.F.R. 240.10b-5] promulgated thereunder. Heritage Incorporated, by virtue of its conduct, aided and abetted by Van Etten, has violated Sections 10-(b) and 15(d) (15 U.S.C. 78j(b) and 78o(d)] of the Exchange Act and Rules 10b-5 and 15d-11[17 C.F.R. 240.10b-5 and 240.15d-11].
     3. Pursuant to authority granted by Section 10(b), 15(d) and 23(a) of the Exchange Act [15 U.S.C. 78j(b) and 78w(a)], the Commission has promulgated Rules 10b-5 and 15d-11[17 C.F.R. 240.10b-5 and 240.15d-11], which rules were in effect at all times relevant herein and are now in effect.

                          JURISDICTION AND VENUE

     4. The Commission brings this action pursuant to Sections 20(b) and 20(d) of the Securities Act [15 U.S.C. 77t(b) and 77t(d)], and Sections 21(d) and 21(e) of the Exchange Act [15 U.S.C. 78u(d) and 78u(c)], to enjoin the defendants from engaging in the transactions, acts, practices and courses of business alleged in this complaint, and transactions, acts, practices and courses of business of similar purport and object, for appointment of a receiver, for disgorgement of illegally obtained funds and other equitable relief, and for civil money penalties.
     5. This Court has jurisdiction over this action pursuant to Sections 20(b), 20(d), 22(a) of the Securities Act [15 U.S.C. 77t(b), 77t(d) and 77v(a)] and Sections 21(d), 21(e) and 27 of the Exchange Act [15 U.S.C. 78u(d), 78u(e) and 78a].
     6. The defendants, directly and indirectly, made use of the mails, the means and instruments of transportation and communication in interstate commerce, and the means and instrumentality s of interstate commerce in connection with the transactions, acts, practices and courses of business alleged in this complaint.
     7. Certain of the transactions, acts, practices and courses of business constituting violations of the Securities Act and the Exchange Act have occurred in the Northern District of Georgia. Specifically, investors have been solicited to purchase the investments in the Northern District of Georgia.
     8. The defendants, unless restrained and enjoined by this Court, will continue to engage in the transactions, acts, practices and courses of business alleged in this complaint, and in transactions, acts, practices and courses of business of similar purport and object.

                                DEFENDANTS

     9. International Heritage, Inc., is a North Carolina corporation incorporated on April 28, 1995. IHI's principal offices are in Raleigh, North Carolina. On March 6, 1998, IHI entered into a reverse merger with Kara International Inc. ("Kara"), a publicly traded shell company. Kara changed its name to International Heritage, Incorporated. IHI became a majority owned subsidiary of Heritage Incorporated. (formerly Kara).
     10. Stanley H. Van Etten, 35 years of age, is the founder, chairman of the board of directors, president and chief executive officer of IHI. As of March 6, 1998, Van Etten is the chairman and CEO of Heritage Incorporated (formerly Kara), which now owns IHI.
     11. Claude W. Savage, 58 years of age, is a founder and director of IHI. As of March 6, 1998, Savage is a director of Heritage Incorporated.
     12. Larry G. Smith, 51 years of age, is a founder and director of IHI. As of March 6, 1998, Smith is a director of Heritage Incorporated.
     13. International Heritage, Incorporated, a Nevada corp., was known as Kara International Inc. ("Kara") until the March 6, 1998 reverse merger.
Prior to the merger, Kara was a shell company with no active business. Heritage Incorporated files reports with the Commission pursuant to Section 15(d) of the Exchange Act. Heritage Incorporated common stock is traded in the over-the-counter market.

                          THE IHI PYRAMID SCHEME

     14. Beginning in April 1995, IHI, through Van Etten, Savage, Smith and others, has been soliciting individuals throughout the United States to invest in a pyramid scheme. To date, more than 154,500 investors have purchased interests in the program, which are described by IHI as business centers.
     15. IHI, through Van Etten, Savage, Smith and others, provides written promotional materials, promotional meetings, video tapes, internet web pages and national conference calls which are used to solicit new investors.
     16.  New investors are recruited by an investor who is already involved. The prospective investor is typically convinced to attend a promotional meeting where a presentation is made in a revival atmosphere.
     17. The IHI pyramid scheme investment is presented to prospective investors as a network marketing system. One slogan used is "All the Strengths of Corporate America with the Benefits of Network Marketing."
     18.  Each IHI investor purchases one, three or seven interests, which are denoted "business centers."
     19.  The investors are required to generate $250 from each center before that center is "certified." The $250 is generally generated by the investor signing a retail business agreement which includes the investor purchasing a product from IHI for $500, with the $250 serving as a down payment. The investor is also required to purchase an IHI sales kit for $100. The retail business agreement provides for payment by credit card, enabling the investor to leave the presentation with up to seven centers certified.
     20. IHI describes its program as an opportunity. Specifically, investors are told that they can earn up to $2,200 per week per business center. Although investors can nominally earn income by selling products, the sales pitch clearly implies that the significant income will come from enrolling new members, who will in turn enroll new members, in a typical pyramid arrangement. The vast majority of revenues to IHI, and the significant compensation to investors, comes from signing up new members.
     21. The IHI sales kit contains a book written by Van Etten and his father which explicitly discourages recruiting persons with experience in retail sales, because such persons might actually try to sell the products, and neglect their more important function, to bring in new members. One passage reads:
          Now a second reason why traditional salespersons are a risky lot for you to deal with also becomes crystal clear.  If you sponsor an individual with years of experience in direct sales, his natural inclination will be to sell, sell, sell the company's product, but odds are that he will do that at the expense of neglecting to build a sales organization beneath himself. As a result, his productivity for you will be of the flash-in-the-pan variety because as soon as he tires of selling the 'same old product' he will move on to what he sees as more interesting, if not greener, 'pastures.'  Meanwhile, you will be left with a hole in your downline.... (emphasis in original)

     22. The IHI pyramid structure is bi-lateral in nature, in that each business center can have only two business centers directly below it in the pyramid. The IHI compensation structure provides commissions to a center based on the revenue produced by the lesser producing center directly below the center being compensated.
     23. As a result of the compensation structure, if a retail sales oriented person occupies one of the centers, the compensation to the center above that person on the pyramid tends to be limited to what the retail sales person can personally sell. In such a situation, the power of geometric growth, which IHI preaches, will be lost. This structure provides an overwhelming incentive to recruit investors whose focus will be on perpetuating the pyramid.

         MISREPRESENTATIONS IN CONNECTION WITH THE PYRAMID SCHEME

     24. As in all pyramid schemes, the defendants do not disclose that at some point, the market becomes saturated, the supply of new members runs out, and the newest investors are unable to generate returns. Van Etten, Savage and Smith, and through them IHI, have been aware of this inevitable result throughout the scheme.
     25. IHI represents in its sales presentations that it is a model of corporate compliance, and is "regulatory right." In fact, in June 1997, IHI entered into an agreement to resolve investigation by the State of North Carolina in which the state had concluded that IHI was violating the North Carolina Pyramid Schemes Act. The agreement only restricted IHI's activities in North Carolina. In October 1996, IHI voluntarily restricted its activities in the State of Florida after state inquiries. In February 1998, IHI entered into an agreement with the state of Georgia limiting IHI's activities.
     26. IHI's true regulatory history is not disclosed to business center investors. Van Etten, Savage and Smith were aware of the regulatory actions when they occurred.
     27. The IHI materials describe Van Etten's career, including 13+ years as an "investment banker." The materials fail to disclose a past IRS lien on Van Etten's residence and his personal bankruptcy in 1990. The IHI materials also fail to disclose that Savage and Smith were involved in a prior failed multilevel marketing scheme.

                           IHI'S SALE OF NOTES

     28. Between August 5, 1997 and October 31, 1997, IHI, through Van Etten, Savage, Smith and others, raised $5 million by selling IHI notes convertible into IHI common stock, to approximately 95 persons in fourteen states.
     29. The notes offering was conducted by WIN Capital Corp., registered broker dealer.
     30. IHI, Van Etten, Savage and Smith authorized the use of the disclosure document used in connection with the notes offering. The disclosure document was denoted a "term sheet" and was dated July 17, 1997.
     31. The term sheet disclosed that IHI had losses of approximately $1.9 million during the first four months of 1997. The term sheet did not disclose that by the time of the offering, IHI's losses for the year had increased to $7.6 million, and that IHI was facing a severe shortage of operating funds.
     32. Van Etten, Savage and Smith were each aware of IHI's increased losses and shortage of operating funds at lease as early as August 20, 1997. They nevertheless failed to update the term sheet, which was provided to prospective investors through October 1997.
     33. The term sheet represents that IHI pays commissions and bonuses "derived solely from sales as opposed to headhunting or any similar activities." In fact, IHI's compensation scheme is premised primarily on headhunting for new members. Van Etten, Savage and Smith were aware of the workings of IHI's compensation scheme at all times during the note offering.
     34. The term sheet states that representatives "who sponsor other representatives must fulfill supervisory activities, including ongoing communication and managerial supervision with the IRSRs [representatives] within their Retail Sales organization in order to qualify for ongoing commissions and bonuses." This statement is misleading because IHI has no procedure to gather and electronically monitor such activities and this purported requirement is not enforced.
     35. The term sheet represents that IHI has "a prohibition from presenting hypothetical earnings projections" in sales presentations. In fact, IHI's presentation relies heavily on an example using assumed earnings of $2,200 per week per center. All of the defendant were aware of this practice when they prepared the term sheet.

                    The Heritage Incorporated Form 8-K

     36. On or about March 10, 1998, Heritage Incorporated (formerly Kara) filed a form 8-K with the Commission announcing the reverse merger and describing the business of IHI, now a majority owned subsidiary.
     37. The Form 8-K was signed by Van Etten and contains misrepresentations and omissions designed to conceal the fact that IHI, the only significant asset of Heritage Incorporated (formerly Kara) is operating a pyramid scheme. The Form 8-K states that IHI's marketing program has been "structured to fit within the Amway safeguards applicable to direct selling companies" as anti-pyramiding safeguards.
     38. The Form 8-K includes, as one of those purported safeguards, a representation that "commissions and bonuses are derived solely from sales as opposed to headhunting, sponsoring or any similar activities." This statement is a mischaracterization since IHI's structure compensates investors primarily based on recruitment of new investors. The overall representation that IHI is not operating a pyramid scheme is also false.
     39. In addition, the Form 8-K discloses the Commission's "informal investigation" and represents that "IHI has provided the SEC with all information requested to date." Although most of the Commission's requests for information have been honored, on December 17, 1997, the Commission requested certain additional information and in January 1998 requested information as to the number of persons who had entered the IHI matrix via the "retail business agreement." All of the requested information has not been provided.
     40. Van Etten, who signed the Form 8-K (electronically) was aware of the true nature of IHI's business and was aware that the disclosures referenced above were misleading.
      41. The business center interests, the notes offered and sold by IHI, and shares of Heritage Incorporated common stock, are securities, as that term is defined in the Securities Act and the Exchange Act. No registration statement has ever been filed with the Commission in connection with the sale of business center interests .

                                  COUNT I

                                   FRAUD
           Violations of Section 17(a)(1) of the Securities Act
                           (15 U.S.C. 77g(a)(1))

     42. Paragraphs 1 through 41 are hereby realleged and are incorporated herein by reference.
     43. From in or about April 1995 through the present, defendants IHI, Van Etten, Savage and Smith, singly and in concert, in the offer and sale of securities, by the use of means and instruments of transportation and communication in interstate commerce and by use of the mails, directly and indirectly, employed devices, schemes and artifacts to defraud purchasers of such securities, all as more particularly described above.
     44. The defendants knowingly, intentionally, and/or recklessly engaged in the aforementioned devices, schemes and artifices to defraud.
     45. By reason of the foregoing, defendants IHI, Van Etten, Savage and Smith have violated, and, unless restrained and enjoined, will continue to violate Section 17(a)(l) of the Securities Act [15 U.S.C. 77q(a)(1)].

                                 COUNT II

                                   FRAUD

      Violations of Sections 17(a)(2) and 17(a)(3) of the Securities
                  Act [15 U.S.C. 77g(a)(2) and 77g(a)(3)]
     46. Paragraphs 1 through 41 are hereby realleged and are incorporated herein by reference.
     47. From in or about April 1995 through the present, defendants IHI, Van Etten, Savage and Smith, in the offer and sale of securities, by use of means and instruments of transportation and communication in interstate commerce and by use of the mails, directly and indirectly;
          (a) obtained money and property by means or untrue statements of material facts and omissions to state material facts necessary in order to make the statements made in the light of the circumstances under which they were made, not misleading; and
          (b) engaged in transactions, practices and courses of business which operated and would operate as a fraud and deceit upon the purchasers of such securities, all as more particularly described above.
     48. By reason of the foregoing, defendants IHI, Van Etten, Savage and Smith have violated, and, unless restrained and enjoined, will continue to violate Sections 17(a)(2) and (3) of the securities Act [15 U.S.C. 77q(a)(2) and (3)].

                                 COUNT III

                                   FRAUD

              Violation of Section 10(b) of the Exchange Act
               [15 U.S.C. 78j(b)] and Rule 10b-5 Thereunder
                           [17 C.F.R. 240.10b-5]

     49. Paragraphs 1 through 41 are hereby realleged and are incorporated herein by reference.
     50. From in or about April 1995 through the present, defendants IHI, Van Etten, Savage and Smith, and from at least March 6, 1998 through the present Heritage Incorporated, in connection with the purchase and sale of securities, by the use of means and instrumentality's of interstate commerce and by use of the mails, directly and indirectly;
          (a)   employed devices. schemes, and artifices to defraud,

          (b) made untrue statements of material facts and omitted to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and
          (c) engaged in acts, practices, and courses or business which operated as a fraud and deceit upon persons, all as more particularly described above.
     51. Said defendants knowingly, intentionally and/or recklessly engaged in the above-described conduct.
     52. By reason of the foregoing, defendants IHI, Van Etten, Savage, Smith and Heritage Incorporated have violated, and, unless restrained and enjoined will continue to violate Section 10(b) of the Exchange Act [15 U.S.C. 78j(b)] and Rule 10b-5 thereunder [17 C.F.R. 240.10b-5].

                                 COUNT IV

                    UNREGISTERED OFFERING OF SECURITIES

                      Violations of Sections 5(a) and
         5(c) of the Securities Act [15 U.S.C. 77e(a) and 77e(c)]
     53. Paragraphs 1 through 41 are hereby realleged and are incorporated herein by reference.
     54. No registration statement has been filed or is in effect with the Commission pursuant to the Securities Act and no exemption from registration exists with respect to the business center interests and transaction in such interests described herein.
     55. From a date unknown, but since at lease in or about April 1995 continue through the present, defendants IHI, Van Etten, Savage and Smith, singly and in concert, have and, unless enjoined, will continue to:
      a. make use of the means or instruments of transportation or communication in interstate commerce or of the mails to sell securities, described herein ac business centers interests, through the use or medium of a prospectus or otherwise;
      b. carry securities or cause such securities, described herein as business center interests, to be carried through the mails or in interstate commerce, by any means or instruments of transportation, for the purpose of sale or for delivery after sale;
      c. make use or the means or instruments of transportation or communication in interstate commerce or of the mails to offer to sell or offer to buy, through the use or medium of any prospectus or otherwise, the securities described herein as business center interests, without a registration statement having been filed with the Commission as to such securities.
These acts include, but are not limited to, the activities as described in paragraphs 1 through 27 and 41 of this complaint.
     56. By reason of the foregoing, defendants IHI, Van Etten, Savage and Smith, directly and indirectly, singly and in concert, have violated, and unless enjoined, will continue to violate Sections 5(a) and 5(c) or the Securities Act [15 U.S.C. S 77e(a)and 77e(c)].

                                    COUNT V


                          FILING OF FALSE REPORTS

                    Violations of Sections 15(d) of the
                  Exchange Act and Rule 15d-11 thereunder

     57. Paragraphs 1 through 41 are hereby realleged and are incorporated herein by reference.
     58. Defendants Heritage Incorporated, aided and abetted by Van Etten, filed a Form 8-K with the Commission on or about March 10, 1998, which was false and misleading or failed to disclose material facts necessary to make the statement made not misleading, as described above in paragraphs 36 through 40.
     59. By reason of the foregoing, defendant Heritage Incorporated has violated, and defendant Van Etten has aided and abetted violations, and unless restrained and enjoined, Heritage Incorporated will continue to violate and Van Etten will continue to aid and abet violations of, Section 15(d) of the Exchange Act [15 U.S.C. 78o(d)] and Rule 15d-11 (17 C.F.R. 240.15d-11].

                             PRAYER FOR RELIEF

      WHEREFORE, Plaintiff Securities and Exchange Commission respectfully prays for:

                                    I.

      Findings of Fact And Conclusions of Law pursuant to Rule 52 of the Federal Rules of Civil Procedure, finding that the defendants committed the violations alleged herein.

                                    II.

      A temporary restraining order, preliminary and permanent injunctions, restraining and enjoining defendants IHI, Van Etten, Savage and Smith, their officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them who receive actual notice of the order of injunction, and each of them, whether as principals or as aiders and abettors, from violating Sections 5(a), 5(c) and 17(a) of the Securities Act [15 U.S.C. 77e(a), 77e(c) and 77q(a)], and Section 10(b) of the Exchange Act [15 U.S.C. 78j(b)] and Rule 10b-5 [17 C.F.R. 240.10b-5] promulgated thereunder, and enjoining Heritage International and Van Etten from violating Sections 10(b) and 15(d) of the Exchange Act [15 U.S.C. 78j(b) and 78o(d)] and Rules 10b-5 and 15d-11 thereunder [17 C.F.R. 240.10b-5 and 240.15d-11].

                                   III.

     An order requiring accountings by defendants IHI, Van Etten, Savage and Smith of the use of proceeds of the sales of the securities described in this complaint and the disgorgement of all ill-gotten gains or unjust enrichment with prejudgment interest, to effect the remedial purposes of the federal securities laws, and an order freezing the assets of the defendants, to preserve the status quo.

                                    IV.

     An order pursuant to Section 20(d) of the Securities Act [15 U.S.C. 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. 78u(d)(3)] imposing civil penalties against defendants IHI, Van Etten, Savage, Smith and Heritage Incorporated.

                                    V.

     An order appointing a receiver to marshal the assets of IHI and to take other actions necessary to achieve a just distribution of those assets.

                                    VI.

     Such other and further relief as this Court may deem just, equitable, and appropriate in connection with the enforcement of the federal securities laws and for the protection of investors.

Dated: 3/16/1998                       RESPECTFULLY SUBMITTED,

                                       /S/William P. Hicks
                                       District Trial Counsel
                                       Georgia Bar No. 351649
                                       Telephone (404) 842-7675

                                       /S/James E. Long
                                       District Counsel
                                       Georgia Bar No. 457100
                                       Counsel for Plaintiff
                                       Securities and Exchange Commission
                                       3475 Lenox Road, N.E., Suite 1000
                                       Atlanta, Georgia 30326-1232